UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 9, 2015

Date of Report (Date of earliest event reported)

GUATE TOURISM, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-185928	33-1230673
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Pkwy Suite 215 Tempe, AZ	85281
(Address of principal executive offices)	(Zip Code)

(480) 339-0181

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

On September 11, 2015, a change in control of Guate Tourism, Inc. (the "Company") occurred by virtue of the Company's largest shareholder Blanca Bamaca selling all of the shares of the Company's common stock that she owned, which was in the amount of 6,000,000 shares, to certain third party investors. Such shares sold by Ms. Bamaca represented 82.8% of the Company's total issued and outstanding shares of common stock. As part of the sale of the shares, a representative of the purchasers of such shares arranged with Ms. Bamaca, prior to resigning as the sole member of the Company's Board of Directors, to appoint new officers and directors of the Company (see Item 5.02 below).

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective September 11, 2015, the Company accepted the resignation of Blanca Bamaca as the sole officer of the Company and as the sole member of the Company’s Board of Directors (the “Board”). The resignation of Ms. Bamaca was not due to any disagreement with the Company on any matter relating to its operations, policies or practices. Simultaneously:

•

Mr. Liew Jer Way, was appointed as the Company’s CEO;

•

Ms. Grace How was appointed as the Company’s Deputy CEO;

•

Mr. Kieren Laurent Simon was appointed as the Company’s Treasurer;

•

Mr. Teoh Hui Khee was appointed as the Company’s Secretary; and

•

Mr. Norafian Suharni Binti Mat Husin was elected as a member of the Board.

On October 9, 2015, Mr. Christopher Xavier Dorairaj was elected as the Company’s CEO and as Member of the Board and the Company accepted the resignations of the following individuals:

•

Ms. Grace How as the Company’s Deputy CEO;

•

Mr. Kieren Laurent Simon as the Company’s Treasurer;

•

Mr. Teoh Hui Khee as the Company’s Secretary; and

•

Mr. Norafian Suharni Binti Mat Husin as member of the Board.

On the same day Mr. Har Yee Ken was appointed as the Company’s Deputy Executive Officer, Treasurer and Secretary.

Biographies

Christopher Xavier Dorairaj (age 35)

Since 2013, Mr. Dorairaj’s roles were to initiate and establish new sales office set ups in the region across different industries and segments in which he has been the VP Sales at Agro Equities Berhad.

In 2011, Mr. Dorairaj was employed by Energy Advisory San Bhd and in 2004 he was employed by Walton International Group.

Har Yee Ken (age 25)

Har Yee Ken began his career in 2013 with Public Bank Berhad where he was the legal and fraud officer in the Banking Operation Division in the Bank.

In 2014, Mr. Har was employed by RHB Investment Bank as an investment banker primarily in investment advisory. Mr. Har’s position was an executive for Prudential Supervision on investment advisory matter in the Malaysian, Singapore, Thailand, and Hong Kong capital market.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUATE TOURISM, INC.

DATE: November 12, 2015

By:/s/ Christopher Xavier Dorairaj________

Name:  Christopher Xavier Dorairaj

Title: CEO

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